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                                                                     Rule 497(e)
                                                File Nos. 333-16093 and 811-0792




                                 CNI CHARTER FUNDS


                           CNI CHARTER MONEY MARKET FUND
                    (formerly the "Berkeley Money Market Fund")

                          SUPPLEMENT DATED APRIL 22, 1999
                                        TO
                         PROSPECTUS DATED FEBRUARY 28, 1999


     During a shareholders' meeting held on March 31, 1999, the shareholders of the CNI Charter Money Market Fund (formerly the "Berkeley Money Market Fund") approved a new investment management agreement with City National Bank. At that meeting, the shareholders also elected Mr. Irwin G. Barnet, Ms. Maria D. Hummer, Mr. Victor Meschures and Mr. James R. Wolford as new trustees to the CNI Charter Funds (formerly the "Berkeley Funds") and approved the appointment of KPMG LLP to serve as new independent auditors to the CNI Charter Funds.

     During the April 8, 1999, meeting of the Board of Trustees, the Trustees approved changing the name of the Berkeley Funds to the CNI Charter Funds and a corresponding name change of the Berkeley Money Market Fund to the CNI Charter Money Market Fund. The Trustees also accepted the resignation of Ms. Cindee Beechwood, Mr. Bryan W. Brown and Mr. Barnett Teich as Trustees of the Trust. Furthermore, the Trustees also approved the appointment of various new service providers to the Trust. Specifically, SEI Investments Mutual Funds Services will serve as the administrator of the Trust, SEI Investments Distribution Company will serve as the distributor of shares of the Trust, SEI Investments Fund Management will serve as the transfer agent of the Trust and First Union National Bank will serve as the custodian for the Trust.